EXHIBIT 23.1
                         Consent of Independent Auditors


                  We  consent  to  the   incorporation   by   reference  in  the
Registration  Statement  (Form S-8) pertaining to the Komag,  Incorporated  1997
Supplemental Stock Option Plan, of our report dated February 27, 1998, with respect to the consolidated financial statements and schedule of Komag Incorporated included in its Annual Report (Form 10-K) for the year ended December 28, 1997, filed with the Securities and Exchange Commission.



                                                               Ernst & Young LLP



San Jose, California
March 27, 1998